UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Seagate Technology public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Notice of Extraordinary General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2019
SEAGATE TECHNOLOGY PLC
SEAGATE
SEAGATE TECHNOLOGY PLC
38/39 FITZWILLIAM SQUARE
DUBLIN 2, IRELAND
Meeting Information
Meeting Type: Extraordinary General Meeting (“EGM”)
For holders as of: March 1, 2019
Date: April 25, 2019 Time: 9:30 AM, Local Time
Location: InterContinental Hotel
Simmonscourt Road
Dublin 4 Ireland
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF EGM AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrowè§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow èXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 11, 2019 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you wish to attend the meeting in person, you will need to bring your proof of identification along with either your Notice of Internet Availability of Proxy Materials or proof of stock ownership. At the meeting, you will need to request a ballot to vote these shares. If you are a shareholder who is entitled to attend the meeting, speak and vote, but do not wish to attend the meeting in person, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. Such proxy is not required to be a shareholder of the Company. If you wish to appoint as proxy any person other than those specified on the proxy card, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. For directions to the meeting, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow èXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials. The materials will include a proxy card with instructions for filling out the proxy card and returning it by mail.
Unless you plan to attend the meeting, you must submit your proxy by Internet or telephone or your printed proxy must be received at the address stated on the proxy card, by no later than 6:59 p.m. Eastern Time (11:59 p.m. local time in Ireland) on April 24, 2019.
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Voting Items
The Board of Directors recommends you vote FOR the following proposal:
1. Approve the reduction of Company capital and creation of distributable reserves (special resolution).
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
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